Convertible Debentures (Tables)	12 Months Ended
Oct. 31, 2019
Convertible Debentures
Convertible Debentures

	Face value	Carrying amount	Interest payable
Balance - October 31, 2018	$1,029,314	$931,099	$7,758
Issued during the period	1,105,127	1,105,127	-
Fair value of derivative liability	-	(232,925)	-
Issuance costs	(38,064)	(38,064)	-
Amortization of issuance costs	54,748	54,748	-
Interest accretion	-	147,693	-
Interest expense	-	-	126,901
Interest payments	-	-	(126,809)
Effects of foreign exchange	27,931	27,931	-
Balance - October 31, 2019	$2,179,056	$1,995,609	$7,850
Less: current portion	2,179,056	1,995,609	7,850
Balance - net of current portion	$-	$-	$-

Transactions related to GR Unlimited’s convertible debentures during the year ended October 31, 2018, include the following:

	Face value	Carrying amount	Interest payable
Balance - October 31, 2017	$-	$-	$-
Issued during the period	1,141,060	1,141,060	7,758
Fair value of conversion option	-	(132,000)	-
Interest expense	-	33,785	-
Less: issuance costs	(111,746)	(111,746)	-
Balance - October 31, 2018	$1,029,314	$931,099	$7,758
Less: current portion	-	-	7,758
Balance - net of current portion	$1,029,314	$931,099	$-

Schedule of allocated the proceeds from the issuance

Convertible debentures, principal	872,202
Derivative liability	232,925
$1,105,127

The fair value of the derivative liability was calculated by way of a Monte Carlo simulation which utilized Geometric Brownian Motion to simulate share prices over the term of the convertible debenture. Estimates included in the Monte Carlo simulation included a market interest rate of 20% and share price volatility of 126.9%. The estimated fair value of the derivative liability upon initial recognition was estimated to be CAD$316,151 ($232,925).

As at October 31, 2019, the Company estimated the fair value of the derivative liability using the same methodologies as described above and an estimated market interest rate of 20% and a share price volatility of 105.4%. As at October 31, 2019, the estimated fair value of the derivative liability was CAD$164,053 ($124,660), and the change in the fair value since initial recognition of $121,811 has been included as income in the Company’s statement of loss and comprehensive loss. As at October 31, 2019, if the volatility, or discount rate used was increased by 10%, the impact would be an increase to the derivative of $5,000, with a corresponding increase to loss.

(ii)	During the period ended October 31, 2018, GR Unlimited issued a series of secured convertible debentures with aggregate principal of CAD$1,500,000 ($1,141,060). This series of convertible debentures bear interest at 2% quarterly payable on the last day of March, June, September, and December. The convertible debentures mature twenty four months from the effective date of the agreement or December 1, 2018 if a change in ownership has not occurred. The debentures are secured by a general security agreement granting a security interest in all of GR Unlimited’s property and assets. The debentures can be converted by the holder into common units of GR Unlimited at a conversion price of CAD$0.44 per share. In the event of a default, the Conversion Price shall be reduced to CAD$0.05 per share. In connection with the issuance of the convertible debentures, GR Unlimited incurred issuance costs of $111,746.

GR Unlimited has allocated the proceeds from the issuance of the convertible debentures as follows:

Convertible debentures, principal	1,009,060
Conversion option	132,000
$1,141,060